BROOKLINE BANCORP, INC.

Annual Meeting

April 21, 2005

BROOKLINE
BANCORP, INC.

Agenda

Paul Bechet, Chief Financial Officer

Financial Highlights

Cheryl Gorman, SVP, Retail Banking

Retail Banking Highlights

Charles Peck, President, Senior Loan Officer

Loan Activity

David Pallin, SVP, Indirect Auto Lending

Indirect Auto Lending Business

Paul Bechet

Chief Financial Officer

Forward-Looking Information

            This presentation contains forward-looking information
for Brookline Bancorp, Inc. Such information constitutes
forward-looking statements (within the meaning of the
Private Securities Litigation Reform Act of 1995) which
involve significant risks and uncertainties. Actual results
may differ materially from the results discussed in these
forward-looking statements. Factors that might cause such
a difference include, but are not limited to, (1) economic
conditions, (2) changes in the interest rate environment,
(3) increased competition, (4) legislative or regulatory
changes that adversely affect our business and (5) our
ability to accomplish our growth goals.

Balance Sheet Highlights

2005

2004

2003

Assets

2,185

$

1,694

$

1,524

$

29

%

11

%

Loans

1,587

1,270

1,075

25

18

Investments

528

412

433

28

(5)

Deposits

1,143

774

680

48

14

Borrowed Funds

410

320

221

28

45

Stockholders’ Equity

612

585

607

5

(4)

(dollars in millions)

March 31,

December 31,

Percent Change

1st Qtr.

2005

2004

Year

Stockholders’ Equity

March 31,

Dec. 31,

Dec. 31,

2005

2004

2003

Stockholders’ equity

612,308

$

585,013

$

606,684

$

Stockholders’ equity to

total assets

28.0

%

34.5

%

39.8

%

Shares outstanding

61,659

59,143

58,825

Dividends paid per

share during period

0.285

$

0.74

$

0.54

$

Book value per share

9.93

$

9.89

$

10.31

$

Tangible book value

per share

9.15

$

9.89

$

10.31

$

(in thousands, except per share data)

Net Interest Income

2004

2003

Interest income

72,110

$

66,210

$

9

%

Interest expense

21,124

18,608

14

Net interest income

50,986

$

47,602

$

7

Averages during year:

Earning assets

1,594,700

$

1,429,644

$

12

Interest-bearing liabilities

966,270

$

782,859

$

23

Rate on earning assets

4.53%

4.64%

(2)

Rate on interest-bearing liabilities

2.19%

2.38%

(8)

Percent

Change

(dollars in thousands)

BROOKLINE BANCORP, INC.

Annual Meeting

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Rate
4.43%
4.10%
3.58%
3.34%
3.21%
3.31%
2.95%
2.83%
2.41%
2.26%
2.34%
2.59%
2000
2001
2002
2003
2004
Mar-05
Year
Net Interest Margin
Interest Rate Spread

Interest Rate Spread and Net Interest Margin

2004 additional net interest income if margin was the same as in 2000

$19.5 million

Net Income

2004

2003

Net interest income

50,986

$

47,602

$

7

%

Provision for loan losses

(2,603)

(1,288)

102

Non-interest income

3,443

3,251

6

Operating expenses

(19,365)

(17,834)

9

Sub-total brought forward

$32,461

31,731

$

2

(dollars in thousands)

Percent

Change

Net Income

2004

2003

Sub-total carried forward

32,461

$

31,731

$

2

%

Securities gains

1,767

2,102

(16)

Recognition and retention plans

(2,890)

(3,992)

(28)

Dividend equivalent rights

(734)

(361)

103

Income before income taxes

30,604

29,480

4

Provision for income taxes

(12,837)

(12,212)

5

Retroactive assessment - REIT

-

(2,788)

Net income

17,767

$

14,480

$

23

Earnings per share

0.31

$

0.25

$

24

Percent

Change

(dollars in thousands, except per share data)

Net Income

1st Qtr.

1st Qtr.

2005

2004

Interest income

25,130

$

17,011

$

48

%

Interest expense

8,076

4,836

67

Net interest income

17,054

12,175

40

Provision for loan losses

(654)

(330)

98

Non-interest income

1,619

1,881

(14)

Expenses not related to acquisition/merger

(7,751)

(5,841)

33

Sub-total brought forward

10,268

$

7,885

$

30

Percent

Change

(dollars in thousands)

Net Income

1st Qtr.

1st Qtr.

2005

2004

   Change

Sub-total carried forward

10,268

$

7,885

$

30

%

Amortization of core deposit

intangible

(593)

    -

Merger related expenses

(382)

    -

Income before income

9,293

7,885

18

     taxes

Provision for income taxes

(3,761)

(3,233)

16

Net income

5,532

$

4,652

$

19

Earnings per share

0.09

$

0.08

$

13

Percent

(dollars in thousands, except per share data)

Cheryl Gorman

Senior Vice President

Retail Banking

Retail Banking Mission

Increase the Bank’s penetration of existing market
and widen core market area by providing
outstanding service and convenience to consumers
and small businesses.

Widening our core market area

Opened Newtonville office

Grew West Roxbury office (opened 10/03) past 3 year
objectives

Successfully completed integration of 7 Medford
Co-operative offices

Becoming more customer friendly

Completed renovation of flagship Coolidge Corner
office

Other initiatives:

New automated voice response system

Allow pin changes via ATM or phone

Provide check images on statements and online

Broadening our ability to meet consumer and
business needs

Introduced new business products

Credit and debit cards

Escrow accounts

Night deposit services

IOLTA accounts

Reserve credit

Merchant and payroll processing

Introduced new consumer products

the Guaranteed Savings Account

safe deposit boxes

coin counting machines

people to people and bank to bank transfer over the internet

Results:

Deposit generation exceeded goals

Same store deposits up by $92+ million (14%)

Excellent deposit retention and growth in

Medford franchise

Successful conversion and integration of former

Medford Co-operative branches.

BROOKLINE BANCORP, INC.
Annual Meeting

Total Deposits 2003 - 1st Quarter 2005
(dollars in millions)
$1,200.0
$1,000.0
$800.0
$600.0
2003
2004
Mar-05
$679.9
$774.0
$1,143.5

Medford Market Deposits 1/7/05 - 3/31/05
(dollars in millions)
$360
$350
$340
$330
$320
$310
Jan-05
Mar-05
$329.6
$354.8

Results:

Brookline Bank Deposit Growth

Medford Market Deposit Growth

Focus for 2005 and beyond

Organic growth and growth by acquisition if
appropriate opportunities presented

Strengthening Bank’s product line to bring
wider range of solutions to customers

Improving efficiencies and the customer
experience through technology and process
improvement

Strengthening sales and service culture

Focus for 2005 and beyond (continued)

Upgrading facilities

Building the Brookline Bank brand; creating
greater awareness

Fostering spirit of teamwork among newer and
longer term employees

Exploring ways to be involved in the
communities we serve

Charles Peck

President, Senior Loan Officer

BROOKLINE BANCORP, INC.
Annual Meeting

Employment Change
4%
2%
0%
-2%
-4%
-6%
-8%
Percent change from year earlier
Jan-86
Jan-89
Jan-92
Jan-95
Jan-98
Jan-01
Jan-04
United States
Massachusetts
Source: U.S. Bureau of Labor Statistics

Employment Change

BROOKLINE BANCORP, INC.
Annual Meeting

Unemployment Rate
United States
Massachusetts
Percent
Jan-01
Jan-04

Source: U.S. Bureau of Labor Statistics.

Unemployment Rate

BROOKLINE BANCORP, INC.

Annual Meeting

Home Price Change
United States
Massachusetts
Percent change from year earlier
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
Q1-1986
Q1-1988
Q1-1990
Q1-1992
Q1-1994
Q1-1996
Q1-1998
Q1-2000
Q1-2002
Q1-2004

Source: Fannie Mae and Freddie Mac.

Home Price Change

BROOKLINE BANCORP, INC.
Annual Meeting

Home Prices and Personal Income
US home prices
US personal income
MA home prices
MA personal income
Percent change from year earlier
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
Q1-1976
Q1-1979
Q1-1982
Q1-1985
Q1-1988
Q1-1991
Q1-1994
Q1-1997
Q1-2000
Q1-2003

Sources: Fannie Mae and Freddie Mac, and the U.S. Bureau of Economic Analysis.

Home Prices and Personal Income

Loan Growth
(Excluding Indirect Auto Lending)

Please note that all loan data for March 31, 2005 or 1st Quarter 2005 includes the addition of loans held and or generated by Medford Co-operative Bank.

March 31,

2005

2004

2003

Total loans

$1,195

$901

$864

Multi-family and commercial real estate loans

62%

70%

76%

as a percent of total loans

Loans aquired and loan growth over prior period

Amount

$294

$37

$57

Percent

33%

4%

7%

Loan originations and refinancings

$50

$223

$259

December 31,

(dollars in millions)

Allowance for Loan Losses
(Excluding Indirect Auto Lending)

Please note that all loan data for March 31, 2005 or 1st Quarter 2005 includes the addition of loans held and or generated by Medford Co-operative Bank.

1st Qtr.

2005

2004

2003

Allowance for loan losses:

Amount

$19,583

$16,124

$15,732

As percent of loans

1.6%

1.8%

1.8%

Loan charge-offs

$8

$25

$39

Loan recoveries

$15

$13

$51

December 31,

(dollars in thousands)

Non Performing Assets
(Excluding Indirect Auto Lending)

Please note that all loan data for March 31, 2005 or 1st Quarter 2005 includes the addition of loans held and or generated by Medford Co-operative Bank.

1st Qtr.

2005

2004

2003

Non-accrual loans

$371

-

-

Other real estate owned

$1,400

-

-

Non-performing assets

   as a percent of total assets

0.10%

-

-

December 31,

(dollars in thousands)

David Pallin

Senior Vice President

Indirect Auto Finance

Brookline Bank is…

Is a prime credit auto lender serving new car and
truck dealerships in Massachusetts.

Is an efficient low cost lender, staffed with
seasoned professionals and equipped with state of
the art systems, resources and lending intelligence

Indirect Auto Loan Production

1st Qtr.

December 31,

2005

2004

Active dealers

121

117

Applications processed

6,995

29,988

Loans booked

$61,545

$275,759

Loans booked #

3,059

13,493

Percent of dollars lent to new/used

60%

68%

Percent of loans to new/used

53%

62%

Buy rate

5.14%

4.65%

Avg. credit score

733

732

(dollars in thousands)

Indirect Auto Loan Portfolio

1st Qtr.

December 31,

2005

2004

Principal balance

$391,760

$368,962

Accounts

23,392

18,194

Buy rate

4.54%

4.46%

Avg. credit score

729

729

Percent of dollars past due > 30 days

0.80%

0.87%

Net charge off

$320

$1,246

(dollars in thousands)

Indirect Auto Loan Issues

Retail Auto Market

Auto Finance Competition

Fair Lending Issues

Federal Bankruptcy Legislation